EXHIBIT 10.9

THE EASTERN COMPANY

2020 EXECUTIVE STOCK INCENTIVE PLAN

STOCK AWARD AGREEMENT

AGREEMENT made as of _____ __, 20__ between THE EASTERN COMPANY, a Connecticut corporation (hereinafter called the "Company") and ________ (hereinafter called the "Executive").

W I T N E S S E T H

WHEREAS, the Board of Directors of the Company has established The Eastern Company 2020 Executive Stock Incentive Plan (the “Plan”) in order to provide selected employees of the Company and its affiliated companies with awards of compensation based on the value of the shares of common stock of the Company; and

WHEREAS, pursuant to Section 6.2 of the Plan, the Compensation Committee of the Board of Directors of the Company (the “Committee”) may from time to time award shares of stock; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to award, on a contingent basis, the shares of stock described in this Agreement to the Executive as an inducement for the Executive to remain in the service of the Company or its division or subsidiary corporations (as such terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended) (collectively, the “Company Group”), and as an incentive for extraordinary efforts during such service:

NOW, THEREFORE, it is agreed as follows:

1)

Agreement to Grant Stock. The Company hereby agrees to grant to the Executive up to a maximum of ________ (____) shares of common stock, no par value per share, of the Company (the "Stock"), subject to the terms and conditions hereinafter set forth.

2)

Issuance of Stock. The shares of Stock shall be issued to the Executive as of the dates set forth in Section 3, subject to the satisfaction of the requirements set forth therein. Since the shares of Stock are being issued to the Executive at zero cost, no payment is required for the issuance of the shares. The certificate or certificates for the shares of Stock shall be registered in the name of the Executive and shall be issued in accordance with the provisions of Section 5.

3)	Performance Goals and Grant Dates.

a)

Grant Dates. Shares of the Stock shall be issued to Executive on the _____ __, 20__, _____ __, 20__ and _____ __, 20__ (the “Grant Dates”) as set forth below, provided that the Executive remains an employee of the Company Group on each Grant Date and the Company’s achievement of two performance thresholds.

(i)	Issuance based on continued employment (a total of __% of Stock subject to Grant):

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Executive remains a full time employee of the Company on _____ __, 20__.

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Executive remains a full time employee of the Company on _____ __, 20__.

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Executive remains a full time employee of the Company on _____ __, 20__.

(ii)	Issuance based on the Company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) (__% of the Stock subject to the Grant):

•	20__ Target

•

 ___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the twelve (12) months ending _____ __, 20__ is equal to or greater than _________ dollars ($___).

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s EBITDA for the twelve (12) months ending _____ __, 20__ is equal to ________ dollars ($___).

•

The Executive shall also receive a pro-rata number of shares of Stock between ___ and ___ on the Grant Date of _____ __, 20__ for any portion of the EBITDA achieved that falls between $___ and $___, based upon the percent of the incremental EBITDA achieved.

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•	20__ Target

•

___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the twelve (12) months ending _____ __, 20__ is equal to or greater than ________ dollars ($___).

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s EBITDA for the twelve (12) months ending _____ __, 20__ is equal to _______ dollars ($___).

•

The Executive shall also receive a pro-rata number of shares of Stock between ___ and ___ on the Grant Date of _____ __, 20__ for any portion of the EBITDA achieved that falls between $___ and $___, based upon the percent of the incremental EBITDA achieved.

•	20__ Target

•

___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the twelve (12) months ending _____ __, 20__ is equal to or greater than _______ dollars ($___).

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s EBITDA for the twelve (12) months ending _____ __, 20__ is equal to _______ dollars ($___).

•

The Executive shall also receive a pro-rata number of shares of Stock between ___ and ___ on the Grant Date of _____ __, 20__ for any portion of the EBITDA achieved that falls between $___ and $___, based upon the percent of the incremental EBITDA achieved.

(iii)	Issuance based on the Company’s return on invested capital (“ROCE”) (__% of the Stock subject to the Grant):

•	20__ Target

•

____ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s return on invested capital (“ROCE”) for the twelve (12) months ending _____ __, 20__ is equal to or greater than ___%.

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s ROCE for the twelve (12) months ending _____ __, 20__ is equal to ___%.

•

The Executive shall also receive a pro-rata number of shares of Stock between ___ and ___ on the Grant Date of _____ __, 20__ for any portion of the ROCE achieved that falls between ___% and ___%, based upon the percent of the incremental ROCE achieved.

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•	20__ Target

•

___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s return on invested capital (“ROCE”) for the twelve (12) months ending _____ __, 20__ is equal to or greater than ___%.

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s ROCE for the twelve (12) months ending _____ __, 20__ is equal to ___%.

•

The Executive shall also receive a pro-rata number of shares of Stock between ___ and ___ on the Grant Date of _____ __, 20__ for any portion of the ROCE achieved that falls between ___% and ___%, based upon the percent of the incremental ROCE achieved.

•	20__ Target

•

___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s return on invested capital (“ROCE”) for the twelve (12) months ending _____ __, 20__ is equal to or greater than ___%.

•	___ shares of Stock shall be issued on the Grant Date of _____ __, 20__ if the Company’s ROCE for the twelve (12) months ending _____ __, 20__ is equal to ___%.

•

The Executive shall also receive a pro-rata number of shares of Stock between ___ and ___ on the Grant Date of _____ __, 20__ for any portion of the ROCE achieved that falls between ___% and ___%, based upon the percent of the incremental ROCE achieved.

•

The Company’s computation of ROCE does not include any potential acquisitions. The Company shall compute ROCE by dividing (I) total fiscal year adjusted earnings before interest and taxes by (II) total assets less total current liabilities.

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b)

Forfeiture. Any shares of Stock which are not required to be issued on the Grant Date pursuant to this Section 3(a) shall be forfeited and shall not thereafter be granted, except to the extent provided in Section 3(c).

c)

Issuance upon a Change in Control. Notwithstanding the provisions of Section 3(a) and Section 3(b), upon a Change in Control of the Company on or before the Grant Date, one hundred percent (100%) of the Stock shall be issued to the Executive pursuant to this Agreement, provided that the shares of Stock have not previously been forfeited pursuant to Section 3(d) below or Section 5.

For purposes of this Section 3(c), a Change in Control shall mean:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section 3(c)(i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 3(c)(iii); or

(ii)

Individuals who, as of the date of this Agreement, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual who becomes a director subsequent to the date of this Agreement and whose election, or nomination for election, by the shareholders of the Company was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

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(iii)

Consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination") unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than eighty percent (80%) of the combined voting power of the then outstanding voting securities of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Voting Securities; (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the governing board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Business Combination; or

(iv)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

d)

Forfeiture. If the Executive is not entitled to the issuance of shares of the Stock pursuant to this Section 3 on or before the Grant Date (or on or before the Extended Grant Date if Section 3(b) is applicable), then Executive’s rights to the issuance and grant of such shares shall automatically be forfeited, and the Executive shall have no rights with respect to such shares.

4)

Termination of Employment. In the event that the Executive’s employment with the Company terminates prior to the Grant Date, then Executive’s rights to the issuance and grant of such shares shall automatically be forfeited, and the Executive shall have no rights with respect to such shares. If the Company has granted the right to issuance and grant in the event of termination in any other agreement with the Executive, the rights to the issuance and grant in the other agreement shall prevail.

For purposes of this Agreement, the Executive’s employment with the Company Group shall not be deemed to have terminated if the Executive is on a bona fide leave of absence that was approved by a member of the Company Group in writing in advance, provided that the terms of the leave of absence or applicable law require the Executive to be credited with service with such member of the Company Group during the leave of absence. Notwithstanding the above, the Executive’s employment with the Company Group shall be deemed to have terminated when the approved leave of absence ends if the Executive does not immediately return to active employment with a member of the Company Group. The Committee shall have the sole discretion to determine which leaves of absence will count for this purpose, and when the Executive’s employment with the Company Group shall be deemed to have terminated.

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5)	Issuance of Stock Certificates.

a)	Within a reasonable period of time after the Grant Date, the Company shall issue in the name of the Executive a certificate or certificates representing the shares of Stock.

b)

Upon the issuance of a certificate or certificates representing shares of Stock in accordance with the provisions of Section 5(a), the Executive shall thereupon be deemed to be a shareholder with respect to all of the shares of the Company's common stock represented by such certificate or certificates. The Executive shall thereafter have, with respect to such shares, all of the rights of a shareholder of the Company (including the right to vote the shares of Stock and the right to receive any cash or stock dividends on such Stock).

6)	Adjustment of Shares of Stock

a)

If through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, but excluding issuance of shares of stock as the result of incentive compensation or other customary remuneration: (i) the outstanding shares of common stock of the Company are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to shares of common stock of the Company or other securities, then the aggregate number of shares of Stock shall be proportionately adjusted.

b)

Any adjustments under this Section 6 will be made by the Board of Directors of the Company, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to the Stock on account of any such adjustments.

c)

The grant of the Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

7)

Assignment. This Agreement may not be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise) other than by will or the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation of this Agreement which is contrary to the provisions hereof, and any levy upon, attachment of or similar process with respect to this Agreement, shall be null and void and without effect. The Company shall have the right to terminate this Agreement, in the event of any such assignment, transfer, pledge, hypothecation, levy, attachment or similar process, by notice to that effect to the person then entitled to exercise the Executive's rights under this Agreement; provided, however, that such a termination of this Agreement shall not prejudice any rights or remedies which the Company may have under this Agreement or otherwise.

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8)	Rights of Executive. The Executive shall have no rights as a shareholder with respect to the shares of Stock subject to this Agreement prior to the Grant Date.

9)

Plan Incorporated. The Eastern Company 2020 Executive Stock Incentive Plan (which was approved by the Company's shareholders at their annual meeting on April 29, 2020) is incorporated herein and made a part hereof as if fully set forth herein. The Plan and any subsequent amendment thereto shall control in the event there is any conflict between the Plan and this Agreement and as to all such matters as are not covered in this Agreement. In the event the Plan is hereafter amended so as to conflict with any of the terms and provisions hereof or to require the inclusion of additional terms herein, then upon the effective date of said amendment this Agreement shall be deemed amended to fully comply therewith.

10)

Continuance of Employment. Neither the Plan nor the granting of any rights to acquire shares of Stock imposes any obligation on the Company or any parent or subsidiary corporation to continue the employment of the Executive.

11)	Disputes. Any dispute or disagreement which shall arise under or as a result of, or in any way relate to the interpretation or construction of, this Agreement shall be resolved by the Committee.

12)

Binding Effect. All obligations imposed upon the Executive and all rights granted to the Company hereunder or under the Plan shall be binding upon the Executive's heirs, legal representatives and successors.

13)	Securities Law Considerations

a)

The shares of Stock to be issued under the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-8. Notwithstanding the above, the Company shall not be obligated to take any other action in order to cause the issuance of the shares of Stock under this Agreement to comply with any law.

b)

The Executive, by accepting this contingent award of the Stock, does hereby represent that, by virtue of his position with the Company, the Executive has access to the kind of financial and other information about the Company as would be contained in a registration statement filed under the Securities Act.

c)

The provisions of this Section 13(c) shall apply to this contingent award of Stock except to the extent that, in the opinion of counsel for the Company, such provisions are not required by the Securities Act or any other applicable law, regulation or rule of any governmental agency.

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The Executive hereby represents, warrants and covenants that:

(i)

The shares of Stock shall be acquired for the Executive’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act or any rule or regulation under the Securities Act.

(ii)

The Executive has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Executive to evaluate the merits and risks of his investment in shares of common stock of the Company.

(v)	The Executive is able to bear the economic risk of holding the shares of Stock for an indefinite period.

(vi)

The shares of Stock have been registered under the Securities Act on Form S-8. Because the shares were registered, they are not restricted securities for purposes of Rule 144. However, if the Executive is an affiliate of the Company for purposes of Rule 144, the shares will constitute affiliate shares for purposes of Rule 144. According to Rule 144(b)(2), shares owned by an affiliate are subject to the following restrictions of Rule 144: (i) adequate current public information regarding the Company must be available; (ii) the amount of securities sold by the affiliate during a three month period cannot exceed the greater of one percent (1%) of the Company's issued and outstanding shares of common stock or the average weekly trading volume of the Company's common stock during the preceding four week period; (iii) the shares must be sold in a broker's transaction; and (iv) the affiliate must file Form 144 if the shares of common stock of the Company sold during a three month period exceed 5,000 shares or have an aggregate sale price in excess of $50,000.

(vii)

The Executive agrees that, if the Company offers for sale for the first time any shares of common stock of the Company pursuant to a registration statement under the Securities Act, the Executive will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Stock for a period of one hundred eighty (180) days after the effective date of such registration statement.

(viii)

The Company may impose restrictions upon the sale, pledge or other transfer of any shares of Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

14)

Certain Cutback of Payments. Notwithstanding anything to the contrary in this Agreement, if the issuance of any shares of Stock pursuant to this Agreement is deemed to constitute a “parachute payment” under Code Section 280G, then the sum of such parachute payment and any other payments made by the Company to the Executive which are considered parachute payments shall be limited to the greatest amount which may be paid to the Executive under Code Section 280G without causing any loss of deduction to the Company under Code Section 280G, but only if, by reason of such reduction, the Committee reasonably determines that the net after-tax benefit of the Executive shall exceed the net after-tax benefit if such reduction were not made. The Company shall accomplish any such reduction required pursuant to this Section 15 by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first and then by reducing or eliminating any other remaining parachute payments.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

THE EASTERN COMPANY			GRANTEE

By:			By:
	Name:	Fred DiSanto		Name:
	Title:	Chairman of Compensation Comm.		Address:
	Address:	3 Enterprise Drive, Suite 408
Shelton, CT 06484

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